WEATHERFORD INTERNATIONAL LTD.
List of Subsidiaries and Affiliates
Exhibit 21.1

Name	Jurisdiction
315613 Alberta Ltd.	Canada (Alberta)
708621 Alberta Ltd.	Canada (Alberta)
721260 Alberta Ltd.	Canada (Alberta)
A-1 Bit & Tool Co., B.V.	Netherlands
Weatherford Laboratories (Thailand) Ltd.	Thailand
Advanced Syngas Technologies	Canada (Alberta)
Advantage R&D, Inc.	U.S.A. (Delaware)
Air Drilling Services de Venezuela, C.A.	Venezuela
Al Shaheen Well Services Company	Qatar
Algerian Oilfield Services S.p.A.	Algeria
Alpine Oil Services (Cyprus) Ltd.	Cyprus
Alpine Oil Services Inc.	U.S.A. (North Dakota)
Alpine Oil Services International Ltd.	Barbados
Ampscot Overseas Petroleum Equipment Co., LLC	Oman
AO Kompaniya Geofizicheskiye Issledovaniya Skvazhin	Kazakhstan
Applied Petroleum Technology (UK) Ltd.	U.K.
Applied Petroleum Technology A.S.	Norway
Aquatronic Limited	U.K. (Scotland)
Artex Bolivia S.A.	Bolivia
Artex S.A.	Argentina
Astec Developments Limited	U.K. (Scotland)
Atlas-GIP, S.A.	Romania
Auslog Pty. Ltd.	Australia
Australian Logging Services Pty. Ltd.	Australia
Australian Technical Solutions Pty. Ltd.	Australia
B. D. Kendle Engineering Limited	U.K. (England)
Bakke Oil Tools AS	Norway
Bakke Technology AS	Norway
BBL Downhole Tools Limited	U.K. (Scotland)
BEI, SAS	France
BFG Investments Ltd.	British Virgin Islands
Bluecord Limited	Cyprus
Borets International Ltd.	British Virgin Islands
Brit Bit Limited	U.K. (Scotland)
Calumet Petroleum Services, S.A.	Venezuela
Canam Equipment Holdings, S.A. de C.V.	Mexico
Cardium Investments (Barbados) Limited	Barbados
Cardium Tool International Limited	Barbados
Case Services, Inc.	U.S.A. (Texas)

Name	Jurisdiction
Chemserv Products Inc.	Canada (Alberta)
Chengdu Minjiang Weatherford Petroleum Machinery Manufacture Co., Ltd.	China
Chernogornefteservice, LLC	Russia
CJSC “Aquatic”	Russia
CJSC “Aquatic-Samara”	Russia
CJSC “Neftemashvnedrenie”	Russia
CJSC Neftegazkomplectservice	Russia
Cleanmex Oil & Gas, S.A. de C.V.	Mexico
Clearwater International, L.L.C.	U.S.A. (Delaware)
Colombia Petroleum Services Corp.	U.S.A. (Delaware)
Columbia Oilfield Supply, Inc.	U.S.A. (Delaware)
Communication Rentals Limited	U.K. (Scotland)
Contra-Shear Separation Technologies Limited	New Zealand
CRC-Evans Automatic Welding, Inc.	U.S.A. (Texas)
CRC-Evans Holland B.V.	Netherlands
Crocker Data Processing Pty. Ltd.	Australia
CTC-Empresa Tecnica e Comercial de Equipamentos Ltda.	Brazil
D.L. Research Ltd.	Canada (Alberta)
Dailey de Venezuela, S.A.	Venezuela
Dailey IDS Limited	U.K. (Scotland)
Dailey International Sales Corporation	U.S.A. (Delaware)
Datalog Acquisition Cayman	Cayman Islands
Datalog Acquisition Corp.	U.S.A. (Delaware)
Datalog de Mexico S.A. de C.V.	Mexico
Datalog de Venezuela SA	Venezuela
Datalog Ecuador S.A.	Ecuador
Datalog Servicos de Petroleo do Brasil Ltda.	Brazil
Desert Asset Holdings Inc.	British Virgin Islands
Desert Rig Operations, Inc.	Cayman Islands
Design Engineering Limited	U.K. (Scotland)
Directional Wireline Engineering Services (Nigeria) Limited	Nigeria
Discovery Logging Inc.	U.S.A. (Texas)
Dongying Shengli-Highland Company Ltd.	China
Downhole Technology Limited	U.K. (Scotland)
Drilling Research & Development Corporation	U.S.A. (Texas)
DSK, Inc.	U.S.A. (Colorado)
e2 Tech Limited	U.K. (England)
Eastern ACS Labs Private Ltd.	India
Edinburgh Petroleum Equipment Limited	U.K. (Scotland)
Edinburgh Petroleum Services Americas Incorporated	U.S.A. (Texas)
Edinburgh Petroleum Services de Mexico S.A. de C.V.	Mexico
Edinburgh Petroleum Services de Venezuela, C.A.	Venezuela
Edinburgh Petroleum Services Limited	U.K. (Scotland)
EMI-ElettroMagnetica Ispezioni Italia S.r.l.	Italy
Emirates Link Reslab (El Reslab LLC) Limited Liability Company	U.A.E. (Abu Dhabi)
Energy Ventures (Cyprus) Ltd.	Cyprus

Name	Jurisdiction
Energy Ventures Far East Limited	Hong Kong
Enterra Oilfield Rentals Limited	Hong Kong
Enterra Patco Oilfield Products, Inc.	U.S.A. (Texas)
Enterra Rental and Fishing Company	U.S.A. (Delaware)
eProduction Solutions U.K. Ltd.	U.K. (Scotland)
eProduction Solutions, Inc.	U.S.A. (Texas)
European Material Inspection (EMI) B.V.	Netherlands
EVI (Barbados), SRL	Barbados
EVI de Venezuela, S.A.	Venezuela
EVI Weatherford, Inc.	U.S.A. (Delaware)
Expio Limited	U.K. (Scotland)
Fattah Limited Liability Company	Azerbaijan
Fishing Services Limited	U.K. (Scotland)
Fleet Cementers, Inc.	U.S.A. (Texas)
G & E Consultants Ltd.	U.S.A. (Nevada)
Gabas Omni Petroleum Services Ltd.	Saudi Arabia
General Pipe Service Bolivia S.R.L.	Bolivia
Global Air Drilling Services ULC	Canada (Alberta)
Hamdeen (U.K.) Limited	U.K. (Scotland)
Helix Equipment Leasing Limited	British Virgin Islands
High Pressure Integrity, Inc.	U.S.A. (Louisiana)
Houston Well Screen Asia Pte. Ltd.	Singapore
Houston Well Screen Company	U.S.A. (Texas)
Huellas Oilfield Equipment & Services, Inc.	U.S.A. (Delaware)
IL Services Sdn. Bhd.	Malaysia
Ilexia Investments Ltd.	Cyprus
ILI Acquisition Corp.	U.S.A. (Delaware)
ILI Arctic Limited	Canada (Northwestern Territories)
ILI Technology Limited	U.K.
Impact Drilling Solutions Inc.	U.S.A. (Texas)
Impact Solutions Group Limited	U.K. (England & Wales)
Independent Integrated Services Limited	U.K. (Scotland)
Industrial Weatherford International de Chile S.A.	Chile
Integridad Mexicana del Norte, S. de R.L. de C.V.	Mexico
Integrity Delaware Holdco, Inc.	U.S.A. (Delaware)
Integrity Delaware, LLC	U.S.A. (Delaware)
International Drilling & Integrated Services Ltd.	British Virgin Islands
International Logging Canada Ltd.	Canada (New Brunswick)
International Logging do Brasil Ltda.	Brazil
International Logging Inc.	U.S.A. (California)
International Logging Japan, Inc.	U.S.A. (Nevada)
International Logging Mediterranean Services Ltd.	Cyprus
International Logging Netherlands B.V.	Netherlands
International Logging Oilfield Data Services Ltd.	Nigeria
International Logging Orogenics Sdn. Bhd.	Malaysia
International Logging Overseas Ltd.	Cayman Islands
International Logging S.A.	U.S.A. (Nevada)

Name	Jurisdiction
International Logging Services Pte. Ltd.	Singapore
International Logging Technology Ltd.	U.K.
International Nitrogen Services L.L.C.	U.S.A. (Delaware)
International Petroleum Equipment Limited	U.K. (Scotland)
International Petroleum Equipment Norge A/S	Norway
International Petroleum Services, Inc.	U.S.A. (Delaware)
Iron Derrickman ULC	Canada (Calgary)
ISG Secure Drilling Holdings Limited	U.K. (England & Wales)
J.D. Investments Bonaire N.V.	Netherlands Antilles
Johnson Filtration Systems SAS	France
Johnson Screens (Australia) Pty Ltd.	Australia
Johnson Screens (India) Private Limited	India
Johnson Screens Japan Limited	Japan
Johnson Screens Ltda.	Brazil
Johnson Screens, Inc.	U.S.A. (Delaware)
Key International Drilling Company Limited	Bermuda
Kobe International Ltd.	Bahamas
Kopp International Pipeline Services and Partners L.L.C.	Oman
KUIK Nyagan, LLC	Russia
KUIK Orenburg, LLC	Russia
KUIK Nizhnevartovsk, LLC	Russia
Land Drilling Asset Holdings Inc.	British Virgin Islands
Limited Liability Company “Precision Energy Services CIS”	Russia
Limited Liability Company “Techinformservice”	Russia
Limited Liability Company “Weatherford”	Russia
Limited Liablity Company “WFT Technologies”	Russia
Linkbird Limited	Cyprus
McAllister Petroleum Services (Cyprus) Limited	Cyprus
MCC Chemicals (Middle East ) FZC	U.A.E. (Hamriyah FZ)
McMurry-Macco (UK) Limited	U.K. (England)
Meyer & Associates, S.A. de C.V.	Mexico
Mid-Europe Supply Limited	U.K. (Scotland)
Morrison McLean Associates Limited	U.K. (Scotland)
Nahuelco S.A.	Argentina
Nahuelco S.A.	Chile
Nizhnevartovskburneft, CJSC	Russia
NPRS-1, LLC	Russia
Offshore Rentals Deutschland GmbH	Germany
Offshore Rentals Limited	U.K. (Scotland)
Oil Field Rental Holdings Limited	U.K. (England)
Oilfield Machine Shop and Inspection Services Company	Algeria
OilPatch Enterprises Internacional, S. de R.L. de C.V.	Mexico
Oilwell Production Services Limited	U.K. (Scotland)
Omni Laboratories de Venezuela, C.A.	Venezuela
Omni Laboratories do Brasil Limitada	Brazil
Omni Laboratories of Canada, Inc.	Canada (Nova Scotia)
Orenburgburneft, CJSC	Russia

Name	Jurisdiction
Orwell Group De Venezuela C.A.	Venezuela
Orwell Group Limited	U.K. (Scotland)
OBSK, LLC	Russia
P.D. Drilling Holdings Inc.	Barbados
P.D. Technical Services Inc.	Barbados
PD Global Employment Corporation	Canada (Alberta)
PD Holdings (USA) L.P.	U.S.A. (Delaware)
PD Holdings Mexicana S. de R.L. de C.V.	Mexico
PD International Leasing Inc.	Barbados
PD International Services Inc.	Canada (Alberta)
PD International, LLC	U.S.A. (Texas)
PD Mexicana, S. de R.L. de C.V.	Mexico
PD Oilfield Services Mexicana, S. de R.L. de C.V.	Mexico
PD Technical Services Mexicana, S. de R.L. de C.V.	Mexico
Petco Fishing & Rental Tools (UK) Limited	U.K. (Scotland)
Petroline Wellsystems Limited	U.K. (Scotland)
Polar Completions (U.S.) Inc.	U.S.A. (Delaware)
Powell Engineering Company Limited	U.K. (England)
Powerflo Rentals (Dubai) LLC	U.A.E.
Powerflo Rentals Limited	U.K. (Scotland)
Powerflo Systems Limited	U.K. (Scotland)
PowerGEN Rentals Limited	U.K. (Scotland)
Precision do Brasil Servicos de Energia Ltda.	Brazil
Precision Drilling (Cyprus) Limited	Cyprus
Precision Drilling (Egypt) LLC	Egypt
Precision Drilling de Venezuela, C.A.	Venezuela
Precision Drilling GP, Inc.	U.S.A. (Delaware)
Precision Drilling Holdings, Inc.	U.S.A. (Delaware)
Precision Drilling International B.V.	Netherlands
Precision Drilling LP, Inc.	U.S.A. (Delaware)
Precision Drilling Services (Malaysia) Sdn. Bhd.	Malaysia
Precision Drilling Services (Netherlands) B.V.	Netherlands
Precision Drilling Services (Thailand) Ltd.	Thailand
Precision Drilling Services (UK) Ltd.	U.K. (England)
Precision Drilling Services Algeria EURL	Algeria
Precision Drilling Services Argentina S.A.	Argentina
Precision Drilling Services M.E. W.L.L.	U.A.E. (Abu Dhabi)
Precision Drilling Services Saudi Arabia Company Limited	Saudi Arabia
Precision Drilling Technology Services Group (USA) Inc.	U.S.A. (Delaware)
Precision Energy International Ltd.	Canada (Alberta)
Precision Energy Services (Australia) Pty. Limited	Australia
Precision Energy Services (Barbados) Ltd.	Barbados
Precision Energy Services (BVI) Ltd.	British Virgin Islands
Precision Energy Services (Cyprus) Limited	Cyprus
Precision Energy Services (New Zealand) ULC	New Zealand
Precision Energy Services (Singapore) Pte. Ltd.	Singapore
Precision Energy Services Colombia Ltd.	Canada (Alberta)

Name	Jurisdiction
Precision Energy Services Saudi Arabia Co. Ltd.	Saudi Arabia
Precision Energy Services ULC	Canada (Alberta)
Precision Energy Services, Inc.	U.S.A. (Delaware)
Precision Holdings (UK) Limited	U.K. (England)
Precision Middle East Holding Ltd.	British Virgin Islands
Precision Oilfield Services, LLP	U.S.A. (Texas)
Precision Pacific Holding (BVI) Ltd.	British Virgin Islands
Precision USA Holdings, Inc.	U.S.A. (Delaware)
Premier Drilling de Mexico S. de R.L. de C.V.	Mexico
Project Management Services, S. de R.L. de C.V.	Mexico
PT Hawes Utama Indonesia	Indonesia
PT International Logging Indonesia	Indonesia
PT. Precision Energy Services Indonesia	Indonesia
PT. Weatherford Indonesia	Indonesia
PT. Wira Insani	Indonesia
Pump Rentals (International) Limited	U.K. (Scotland)
Pyrosul International Inc.	Canada (Alberta)
QB Oilfield Technologies Sdn. Bhd.	Malaysia
Quality Commissioning Limited	U.K. (Scotland)
Quality Machining Services Limited	U.K. (Scotland)
R.S.T. Projects Limited	U.K. (Scotland)
Realhold Sp. Z o.o.	Poland
Reeves Oilfield Services Ltd.	U.K. (England)
Reeves Wireline Investments Limited	U.K. (England)
Reeves Wireline Services Limited	U.K. (England)
Reeves Wireline Services Limited u. Co. GmbH	Germany
Reeves Wireline Technologies Limited	U.K. (England)
ResLab North Africa Ltd.	Malta
ResLab Reservoir Laboratories & Company LLC	Oman
ResLab Trinidad & Tobago S.A. de C.V.	Trinidad
Richdear Holdings Limited	Cyprus
Rig Transport International (BVI) Ltd.	British Virgin Islands
Russell Oil Exploration Limited	U.K. (England)
S.C. Foserco S.A.	Romania
Screenex Manufacturing (Proprietary) Limited	South Africa
Secure Drilling Holding Ltd.	Bermuda
Secure Drilling Holdings L.L.C.	U.S.A. (Delaware)
Secure Drilling International, L.P.	Bermuda
Secure Drilling, L.P.	U.S.A. (Delaware)
Servicios Avanzados de Perforacion, S. de R.L. de C.V.	Mexico
Servicios Petroleros Equipat S.A.	Argentina
Seven Energy (Hong Kong) Limited	Hong Kong
Seven Energy LLC	U.S.A. (Delaware)
Sicom AS	Norway
Sicom Solutions, LLC	U.S.A. (Texas)
Signa Engineering Corp.	U.S.A. (Texas)
Smart Stabilizer Systems Limited	U.K. (England)

Name	Jurisdiction
Solintec Serviços de Petróleo Ltda.	Brazil
Specialty Testing & Consulting ULC	Canada (Alberta)
S.P.T. Synergic Petroleum Technologies S.A.	Argentina
Stealth Oil & Gas, Inc.	U.S.A. (Delaware)
STU, LLC	Russia
Sunbreeze Limited	Cyprus
Sunita Hydrocolloids Private Ltd.	India
Swelltech Limited	U.K.
Swelltech Operations Limited	U.K.
Tank Rentals Limited	U.K. (Scotland)
Tech 21 Engineering Solutions Limited	U.K. (Scotland)
Tech Line Oil Tools, Inc.	U.S.A. (Delaware)
Techcorp Industries International, Inc.	Barbados
Teco Maskinering AS	Norway
Teress Properties Limited Liability Company	Azerbaijan
Tooke Rockies Inc.	U.S.A. (Wyoming)
TUBAFOR MAROC S.A.R.L.	Morocco
TubeFuse Applications LLC	U.S.A. (Delaware)
TubeFuse Technologies Limited	U.K. (England & Wales)
Tubetek Sdn. Bhd.	Brunei
UKRS, LLC	Russia
UnaChem Ltd.	British Virgin Islands
United Precision Drilling Company W.L.L.	Kuwait
Valkyrie Commissioning Services, Inc.	U.S.A. (Texas)
Van der Horst U.S.A., Inc.	U.S.A. (Delaware)
Visean Information Services Inc.	U.S.A. (Texas)
Visean Information Services Pty Ltd	Australia
V-Tech A.S.	Norway
Warrior Well Services, Inc.	U.S.A. (Illinois)
Weatherford — CER LLP	Kazakhstan
Weatherford (B) Sdn. Bhd.	Brunei
Weatherford (China) Energy Services Co., Ltd.	China
Weatherford (Cyprus) Limited	Cyprus
Weatherford (G.B.) LLP	U.K. (Scotland)
Weatherford (Malaysia) Sdn. Bhd.	Malaysia Jt. Venture
Weatherford (Nova Scotia) ULC	Canada (Nova Scotia)
Weatherford (PTWI), L.L.C.	U.S.A. (Delaware)
Weatherford (Sichuan) Petrochemical Equipment Co., Ltd.	China
Weatherford (Wira Insani), L.L.C.	U.S.A. (Delaware)
Weatherford Aarbakke AS	Norway
Weatherford Abu Dhabi, Ltd.	Cayman Islands
Weatherford Acquisition L.L.C.	U.S.A. (Delaware)
Weatherford Al-Rushaid Co. Ltd.	Saudi Arabia
Weatherford Angola Services (BVI) Ltd.	British Virgin Islands
Weatherford Angola Wellscreen Applications Ltd.	British Virgin Islands
Weatherford Angola, Limitada	Angola
Weatherford Artificial Lift Systems Canada Ltd.	Canada (Alberta)

Name	Jurisdiction
Weatherford Artificial Lift Systems, Inc.	U.S.A. (Delaware)
Weatherford Asia Pacific Pte. Ltd.	Singapore
Weatherford Australia Holding Pty. Limited	Australia
Weatherford Australia Pty. Limited	Australia
Weatherford Azerbaijan Holdings (BVI) Ltd.	British Virgin Islands
Weatherford Bermuda Holdings Ltd.	Bermuda
Weatherford Bin Hamoodah L.L.C.	U.A.E. (Abu Dhabi)
Weatherford Canada Ltd.	Canada (Alberta)
Weatherford Canada Partnership	Canada (Alberta)
Weatherford Capital Management Services Limited Liability Company	Hungary
Weatherford Chisholm Trail Holding, LLC	U.S.A. (Texas)
Weatherford Colombia Ltd.	British Virgin Islands
Weatherford Completion Systems (UK) Limited	U.K. (Scotland)
Weatherford Completion Systems de Venezuela, S.A.	Venezuela
Weatherford de Mexico S. de R.L. de C.V.	Mexico
Weatherford del Peru S.R.L.	Peru
Weatherford Deutsche Holding (Canada) ULC	Canada (Alberta)
Weatherford DIS Manufacturing (UK) Limited	U.K. (Scotland)
Weatherford Drilling and Production Services (India) Private Limited	India
Weatherford Drilling International (Australia) Pty. Ltd.	Australia
Weatherford Drilling International (BVI) Ltd.	British Virgin Islands
Weatherford Drilling International (Oman) LLC	Oman
Weatherford Drilling International Bahrain W.L.L.	Bahrain
Weatherford Drilling International Holdings (BVI) Ltd.	British Virgin Islands
Weatherford East Europe Service GmbH	Germany
Weatherford Ecuador S.A.	Ecuador
Weatherford Energy Services GmbH	Germany
Weatherford Energy Services Hungary Limited Liability Company	Hungary
Weatherford Energy Services S. de R.L. de C.V.	Mexico
Weatherford Equipment (Cyprus) Limited	Cyprus
Weatherford Eurasia B.V.	Netherlands
Weatherford Eurasia Limited	U.K. (England)
Weatherford European Holdings (Luxembourg) S.à r.l.	Luxembourg
Weatherford Financing (Cyprus) Limited	Cyprus
Weatherford Financing (Luxembourg) S.a.r.l.	Luxembourg
Weatherford France SAS	France
Weatherford Global Products Limited	Cyprus
Weatherford Holding (Gibraltar) Limited	Gibraltar
Weatherford Holding (Ireland) Company	Ireland
Weatherford Holding (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Holding B.V.	Netherlands
Weatherford Holding GmbH	Germany
Weatherford Holding Middle East Ltd.	British Virgin Islands
Weatherford Holdings (Belgium) BVBA	Belgium
Weatherford Holdings (BVI) Ltd.	British Virgin Islands

Name	Jurisdiction
Weatherford Holdings (Cyprus) Limited	Cyprus
Weatherford Holdings (HWSA) Ltd.	British Virgin Islands
Weatherford Holdings (RUS) LLC	Russia
Weatherford Holdings (Singapore) Pte. Ltd.	Singapore
Weatherford Holdings (WAPL) Ltd.	British Virgin Islands
Weatherford Holdings Mexico, S. de R.L. de C.V.	Mexico
Weatherford Holdings U.K. Ltd.	U.K. (Scotland)
Weatherford Hong Kong Holdings Limited	Hong Kong
Weatherford IDS USA, LLC	U.S.A. (Delaware)
Weatherford Industria e Comercio Ltda.	Brazil
Weatherford Industrial Valves, L.L.C.	U.S.A. (Louisiana)
Weatherford Intermediate Holdings (BB) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (HWSA) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (KSP) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (OP) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (PPH) Ltd.	Bermuda
Weatherford Intermediate Holdings (PTWI) S.à r.l.	Luxembourg
Weatherford Intermediate Holdings (WAPL) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WBSB) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WDPS) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WE Cyprus) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WIPE) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WMEX) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WMSB) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WOP) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WOS) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WOTME) Ltd.	Bermuda
Weatherford Intermediate Holdings (WSL) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (WTS) Ltd.	Bermuda
Weatherford Intermediate Holdings (WWSI) Ltd.	British Virgin Islands
Weatherford Intermediate Holdings (Norge) Ltd.	British Virgin Islands
Weatherford International (Luxembourg) Holdings S.à r.l.	Luxembourg
Weatherford International de Argentina S.A.	Argentina
Weatherford International Eastern Europe SRL	Romania
Weatherford International Holdings Pty. Ltd.	Australia
Weatherford International Ltd.	Bermuda
Weatherford International, Inc.	U.S.A. (Delaware)
Weatherford Investment (Gibraltar) Limited	Gibraltar
Weatherford Investment (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Investments Holding B.V.	Netherlands
Weatherford Kazakhstan Limited Liability Partnership	Kazakhstan
Weatherford Kopp GmbH	Germany
Weatherford KSP Company Limited	Thailand
Weatherford Laboratories (Australia) Pty. Ltd.	Australia
Weatherford Laboratories (Canada) Ltd.	Canada (Alberta)
Weatherford Laboratories (NZ) Ltd.	New Zealand
Weatherford Laboratories (Thailand) Ltd.	Thailand

Name	Jurisdiction
Weatherford Laboratories (UK) Limited	United Kingdom
Weatherford Laboratories (Norway) A.S.	Norway
Weatherford Laboratories de Mexico, S.A. de C.V.	Mexico
Weatherford Laboratories, Inc.	U.S.A. (Texas)
Weatherford Laboratories of Trinidad Limited	Trinidad & Tobago
Weatherford Landslide Holdings, Inc.	U.S.A. (Delaware)
Weatherford Latin America, Inc.	Panama
Weatherford Latin America, S.A.	Venezuela
Weatherford Limited Partner, L.L.C.	U.S.A. (Delaware)
Weatherford Liquidity Management Hungary Limited Liability Company	Hungary
Weatherford Luxembourg S.a.r.l.	Luxembourg
Weatherford Management, Inc.	U.S.A. (Delaware)
Weatherford Mauritius Holdings Ltd.	Mauritius
Weatherford ME Holdings Ltd.	British Virgin Islands
Weatherford Mediterranea S.p.A.	Italy
Weatherford New Zealand Limited	New Zealand
Weatherford Nigeria Limited	Nigeria
Weatherford Norge A/S	Norway
Weatherford North Atlantic Limited	Gibraltar
Weatherford O.R. Limited	U.K. (Scotland)
Weatherford Oil Tool GesmbH	Austria
Weatherford Oil Tool GmbH	Germany
Weatherford Oil Tool Middle East Limited	British Virgin Islands
Weatherford Oil Tool Nederland B.V.	Netherlands
Weatherford Oilfield Equipment (Tianjin) Limited	China
Weatherford Operations LLC	Uzbekistan
Weatherford Overseas Products, Ltd.	Cayman Islands
Weatherford Overseas Services, Ltd.	Cayman Islands
Weatherford Petroleum Consultants AS	Norway
Weatherford Pipeline Services España, S.L.	Spain
Weatherford Poland Sp.Zo.o	Poland
Weatherford Product & Leasing (BVI) Limited	British Virgin Islands
Weatherford Saudi Arabia Ltd.	Saudi Arabia
Weatherford Services and Rentals Ltd.	British Virgin Islands
Weatherford Services, Ltd.	Bermuda
Weatherford Services S. de R.L.	Panama
Weatherford Solutions Sdn. Bhd.	Malaysia
Weatherford South America, Inc.	Panama
Weatherford Specialty Services de Mexico S.A. de C.V.	Mexico
Weatherford Specialty Services, LLC	U.S.A. (Texas)
Weatherford Switzerland Trading and Development GmbH	Switzerland
Weatherford Syngas Investments Ltd.	Canada (Alberta)
Weatherford Technical Services Limited	British Virgin Islands
Weatherford Trinidad Limited	Trinidad
Weatherford Tubefuse B.V.	Netherlands
Weatherford U.K. Limited	U.K. (England)

Name	Jurisdiction
Weatherford U.S. Holdings, L.L.C.	U.S.A. (Delaware)
Weatherford U.S. Investment, LLC	U.S.A. (Delaware)
Weatherford U.S., L.P.	U.S.A. (Louisiana)
Weatherford Ukraine LLC	Ukraine
Weatherford Unidades de Bombeio Ltda.	Brazil
Weatherford Vietnam LLC	Vietnam
Weatherford Well Screen Ireland Limited	Ireland
Weatherford Worldwide Holdings GmbH	Switzerland
Weatherford/Lamb, Inc.	U.S.A. (Delaware)
Wedge Wire Industria e Comercio de Filtros Ltda.	Brazil
WellCat Services International, LLC	U.S.A. (Texas)
Wellserv Limited	U.K. (Scotland)
WESP SPA	Algeria
West Coast International Oilfield Rentals, B.V.	Netherlands
WEUS Holding, Inc.	U.S.A. (Delaware)
WFO S.A. de C.V.	Mexico
WI Products & Equipment, Inc.	Cayman Islands
WII Rental Company	U.S.A. (Delaware)
Wira Fishing Tools Sdn. Bhd.	Malaysia
WPA S.A. de C.V.	Mexico
WUS Holding, L.L.C.	U.S.A. (Delaware)
Zibo Hongyang Weatherford Oilfield Equipment Co. Ltd.	China
Zimec Ltda.	Brazil
Zonebrook Limited	Cyprus
Zonecrest Limited	Cyprus